INDEX TO EXHIBITS

         The following are filed as part of this registration statement.


EXHIBIT NUMBER                               DESCRIPTION OF DOCUMENT

        4.0 Composite Certificate of Incorporation of the Company, as amended through July 7, 1997 (incorporated by reference to Exhibit 3.1(d) to the Company's quarterly report on Form 10-Q for the three months ended March 31, 1998, File No. 0-27150).

        4.1(a) Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's registration statement on Form S-1, Registration No. 333-22297).

        4.1(b)             Certificate of Amendment of Amended and
                           Restated Certificate of
                           Incorporation of the Company.*

        4.2 By-laws of the Company, as amended through January 30, 1998 (incorporated by reference to
                           Exhibit 3.2 to the Company's annual report on Form 10-K for 1997, File No. 0-27150).

        4.3                Certificate of Designations.*

        4.4 PathoGenesis Corporation 1997 Stock Option Plan (incorporated by reference to Annex A to the Company's proxy statement dated April 29, 1997, File No.
                           0-27150).

        4.5 Rights Agreement, dated as of June 26, 1997, between the Company and Harris Trust and Savings Bank as Rights Agent (incorporated by reference to Exhibit No. 1 to the Company's registration statement on Form 8-A, File No.
                           0-27150).

                           4.5(a) First Amendment, dated as of March 8, 1998, to Rights Agreement between the Company and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 4.1(bb) to the Company's annual report on Form 10-K for 1997, File No. 0-27150).

        5                  Opinion of Bell, Boyd & Lloyd.*

        23.1               Consent of KPMG Peat Marwick LLP.

                           23.2 Consent of Bell, Boyd & Lloyd (included in
                           Exhibit 5).*

                           24 Original Powers of Attorney authorizing Wilbur H. Gantz or Alan R. Meyer to execute this registration statement.*

* Previously filed.

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